BLACKROCK SERIES FUND, INC.
BlackRock Global Allocation Portfolio (the “Fund”)

SUPPLEMENT DATED JUNE 20, 2008
TO THE PROSPECTUS

Effective June 20, 2008, the Fund’s Prospectus is amended as set forth below.

The first sentence of the first paragraph of the section entitled “Details About the Fund—How the Fund Invests—Derivatives” on page 8 of the Fund’s current Prospectus is deleted and replaced with the following:

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps, forward contracts and other derivatives both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

The third paragraph of the section entitled “Details About the Fund—How the Fund Invests—Derivatives” on page 9 of the Fund’s current Prospectus is amended as follows:

The Fund has amended its investment strategy regarding short sales of securities to increase the limit from 10% to 20% of the Fund’s total assets that may be sold short. The Fund may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets.

19057-0508-SUP